Exhibit  99.1

                 INTERNATIONAL FOOD PRODUCTS GROUP, INC.
                     CERTIFICATION  PURSUANT  TO
                      18  U.S.C.  SECTION  1350,
                       AS  ADOPTED  PURSUANT  TO
             SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Annual Report of International Food Products Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Damion, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard Damion
---------------------------------------
Richard Damion
Principal  Executive  Officer
October 14, 2003

     A signed original of this written statement required by Section 906 has been provided to International Food Products Group, Inc. and will be retained by International Food Products Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.